UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2004

HUAYANG INTERNATIONAL HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-30173 (Commission File Number)	58-1667944 (IRS Employer Identification Number)

386 Qingnian Avenue Shenyang, China 110004 (Address of Principal Executive Offices)	110004 (Zip Code)

Registrant’s telephone number, including area code 011-86-24-2318-0688

___________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 29, 2004 the following directors of the Registrant resigned from the Board of Directors:

Wang Shao Hua

Yu Yin Tian

Yin Liang Pei

Wang Yun Fen

Wang Yu Fei

The resignations were not the result of any known disagreements with the Registrant on any matter relating to the Registrant  operations, policies or practices.

On September 29, 2004, Gao Wan Jun, the sole remaining member of the Board of Directors, appointed the following persons to fill the vacancies on the Board created by the resignations of the previous directors:

Guo Yuan Wang

Lun Xing

Mei Qi Zhang

Liang Min Zhou

Qing Guang Kong

On September 30, 2004, following the appointment of the successor members of the Board of Directors, Gao Wan Jun resigned from the Board of Directors of the Registrant.  The resignation of Gao Wan Jun was not the result of any known disagreement with the Registrant on any matter relating to the Registrant  operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HUAYANG INTERNATIONAL HOLDINGS INC.

                  (Registrant)

Date: September 29, 2004

By: /s/Guo Yuan Wang, director

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